UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Item 7.	Financial Statements and Exhibits.

(c) Exhibit 99.1—Press Release issued by Choice Hotels International, Inc. dated July 27, 2004.

Item 12.	Results of Operations and Financial Condition

On July 27, 2004, Choice Hotels International, Inc. issued a press release announcing earnings for the quarter ended June 30, 2004. A copy of the release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004	/s/ Joseph M. Squeri
Joseph M. Squeri Executive Vice President and Chief Financial Officer